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ATLAS FUNDS
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Atlas Assets, Inc.
Supplement dated August 20, 1999 to
Prospectus dated May 1,
1999

Page 16 of the Prospectus is amended to indicate that, effective June 18, 1999, Robert C. Doll, Jr. resigned as a portfolio manager of the ATLAS STRATEGIC GROWTH FUND. As of that date, Bruce Bartlett, the co-portfolio manager of Atlas Growth and Income Fund, assumed responsibility for managing the Atlas Strategic Growth Fund. Assisting Mr. Bartlett will be Associate Portfolio Manager James F. Turner, who also assists on the Atlas Growth and Income Fund, and Associate Portfolio Manager Edward J. Amberger. Mr. Amberger has been an Assistant Vice President of OppenheimerFunds since April 27, 1998. Previously, Mr. Amberger was an Assistant Vice President at Dean Witter for approximately one year, and a Portfolio Manager and research analyst with Bank of New York for approximately five years.

To reflect the overall increase in the market capitalization of small companies, the first sentence under "Strategy" for the EMERGING GROWTH FUND on page 3 has been modified. The change increases the stock market value (market capitalization) of the companies in which the fund primarily invests from less than $1 billion, to less than $1.8 billion.